Marriott Vacations Worldwide Corporation February 25, 2013 Exhibit 99.1

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of federal securities laws, including statements about earnings trends, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts.
We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, supply and demand changes for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in our most recent annual report on Form 10-K filed with the
U.S Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this presentation. These statements are made as of February 25, 2013 and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.
Throughout this presentation we report certain financial measures, each identified with a double asterisk (“**”), that are not prescribed or authorized by United States generally accepted accounting principles (“GAAP”). We discuss our reasons for reporting these non-GAAP measures and reconcile each to the most directly comparable GAAP measure at the end of this presentation.

Introduction 2 Stephen P. Weisz President and Chief Executive Officer John E. Geller, Jr. Executive Vice President and Chief Financial Officer Jeff Hansen Vice President, Investor Relations

Who we are:
– Marriott Vacations Worldwide Corporation (“VAC”) is an
industry leader in the upscale and luxury vacation
ownership segments
– More than 420,000 owners
– Over 60 global vacation and resort destinations
What we do:
– Sell vacation ownership products
– Rent vacation ownership inventory
– Finance consumer purchases of vacation ownership
products
– Manage resorts and provide services for owners and
members
– Revenues are derived from diverse sources and nearly
half is recurring and stable
Who We Are and What We Do
Mission Statement:
Deliver Unforgettable Experiences
That Make Vacation Dreams Come True!

Strategic Initiatives

Improve Development Margin:
• Marketing and Sales
• Cost of Vacation Ownership Products
Rationalize Organizational Structure and Costs
Growth:
• New Timeshare Properties / Sales Distributions
• New Timeshare Business Opportunities
Sell Excess Land and Luxury Inventory

Segment Strategies
Asia Pacific
$68
Europe
$63
NORTH AMERICA
Improve development margins
Leverage fixed marketing and sales costs through increased sales efficiency
Lower cost of vacation ownership products sold
Improve rental margins
Continue to enhance Marriott Vacation Club Destinations™ offerings.
Add new resort inventory with new sales distributions and vacation experiences
ASIA PACIFIC
Add new resort locations with on-site sales distribution
Improve development margins
Continue to enhance Asia points product offerings

Segment Strategies
Asia Pacific
$68
Europe
$63
EUROPE
Sell remaining developed inventory over next 2 years
Enhanced value proposition through access to the North America points program
LUXURY
Sell excess Luxury inventory through the North America points program over the next 2 to 3 years
Reduce Luxury unsold maintenance fees
Enhance offerings to existing Luxury fractional owners

Diversified Revenue Sources
2012 Revenues**

** 2012 revenues excludes cost reimbursements of $362 million. See non-GAAP financial measures.
$1,286 Million**
Rental
17%
Financing
12%
Resort
Management and
Other Services
20%
Sale of
Vacation
Ownership
Products
49%
Other
2%

Gross Contract Sales Performance

($ in millions)
Total gross contract sales for 2013 are
projected to be flat to 5% higher than 2012
North America gross contract sales are
projected to increase 5% to 10% from 2012
North America 2013 Contract Sales projected to increase by $29 million to
$58 million from 2012, driven by volume per guest increases.
$676
$514
$578
$688
$688 - $722
$607 - $636
$300
$450
$600
$750
2011 2012 2013

Adjusted development margin
1, **
1
Development margin represents sale of vacation ownership products revenues, net of expenses (sale of vacation ownership products revenues less the cost of vacation ownership products expenses and marketing and sales expenses) divided by sale of vacation ownership products revenues.
**
See Non-GAAP Financial Measures for adjustments to Development margin.
1% pt margin
improvement =
~$7M in
Adj. EBITDA
Improving Development Margins
54.7%
51.3%
49%
52.6%
47.7%
37.9%
32.6%
33.5%
to
34.5%
39.1%
32.7%
7.4%
16.1%
16.5%
to
17.5%
8.3%
19.6%
0%
20%
40%
60%
80%
100%
2011 2012 2013 North America
2011
North America
2012
Adjusted marketing and sales expenses**
Adjusted cost of vacation ownership products expenses**
Adjusted Development margin **

Resort Management and Other
Services revenues net of expenses

$227
$238
$253
$150
$200
$250
$300
2010 2011 2012
($ in millions)
Increasing
management
fees and club
dues; improving
margins
$31
$40
$54
$0
$10
$20
$30
$40
$50
$60
2010 2011 2012
($ in millions)
Management fees increase from $60 million in 2010 to $67 million in 2012.
Club dues increase from $7 million in 2010 to $22 million in 2012.
Resort Management and Other
Services revenues
Resort Management and Other
Services revenues net of expenses

Rental revenues net of expenses
($12)
($8)
($4)
$0
$4
$8
$12
$16
$20
2010 2011 2012
$(7)
$17
$12
$(8)
All segments
North America segment
($ in millions)
Maintenance fees from unsold inventory totaled $68 million in
2010, $65 million in 2011 and $60 million in 2012.
$0
$15
Improving
rental margins
$100
$150
$200
$250
2010 2011 2012
($ in millions)
$187
$152
$195
$212
$225
$180
Rental revenues
Rental revenues net of expenses

Financing revenues net of financing
expenses and consumer financing
interest expense
12
Financing revenue
$169
$188
$99
$91
($ in millions)
$151
$84
Profits should
stabilize as of
2012
Consumer financing interest expense decreases from $63 million on a pro forma basis in 2010 down to $41 million in 2012.
$40
$80
$120
$160
$200
2010 2011 2012
Financing revenue, net of financing expenses and consumer financing interest expense** - see Non-GAAP Financial Measures.

2013 Guidance
$  688
16.1%
$   50
$  138
2012
$  688
16.5%
$   66
$  150
2013 Outlook (ranges)
$  722
17.5%
$   74
$  165
Gross Contract Sales
Adjusted Development
Margin**
Adjusted Net Income**
Adjusted EBITDA, as
adjusted
**
($ in millions)
**  See Non-GAAP Financial Measures.
$  676
7.4%
$   20
$   96
2011

Normalized Adjusted Free Cash Flow **
- 2013

**  See Non-GAAP Financial Measures.
($ in millions) 2013 Outlook 2013
Low High Mid-Point Adjustments Normalized **
Adjusted net income **                                          66 $             74 $       70 $            70 $
Adjustments to reconcile Adjusted net income to net cash
provided by operating activities:
Adjustments for non-cash items ¹
84 86 85 85
Deferred income taxes (10) (14) (12) 12 $
2
-
Net change in assets and liabilities:
Notes receivable originations
(275) (285) (280)
(280)
Notes receivable collections
275 280 278
278
Inventory - 10 5 5
Liability for Marriott Rewards customer loyalty program (40) (45) (43) 43
3
-
Organizational and separation related and litigation charges (33) (30) (32) 32
4
-
Other working capital changes (30) (23) (27) 10
5
(17)
Net cash provided by operating activities                       37 53 45 96 141
Capital expenditures for property and equipment:
Organizational and separation related capital expenditures (7) (10) (9) 9
4
-
Other (25) (18) (22) (22)
Increase in restricted cash (4) (2) (3) (3)
Free cash flow **                                                1 23 12 105 117
Borrowings from securitization transactions                     307 298 303 303
Repayment of debt related to securitizations                    (318) (311) (315) (315)
Subtotal (11) (13) (12) - (12)
Adjusted free cash flow **                                      (10) $            10 $       - $          105 $               105 $
1
Includes depreciation, amortization of debt issuance costs, provision for loan losses, gain/loss on disposals, and share-based compensation.
2
Represents higher cash taxes resulting from the tax benefits remaining with Marriott International as part of the Spin-off.
3
Represents payment for Marriott Rewards Points issued prior to the Spin-off.  Liability to be fully paid in 2016.
4
Represents costs associated with MVW's organizational and separation related efforts (efforts projected to be completed in 2014) as well as litigation cash settlements to be paid in 2013.
5
Represents elimination of one-time cash outflows.

Inventory Calculation - Example

Example assumes revenue from the sale of vacation ownership products grows annually at 5%.
With those growth levels, MVW would target inventory of $514M on hand at the end of
2016 which represents 2 years of inventory on hand (considered stabilized level).
As such, with inventory of $604M on hand at the beginning of 2013, MVW’s inventory would need to be reduced by $90M by the end of 2016.
($ in millions) 2013 2014 2015 2016
Sale of vacation ownership products revenue 663 $        696 $           731 $       768 $
Cost of vacation ownership products 220 $        233 $           245 $       257 $
Product cost percentage 33% 33% 33% 33%
Inventory on-hand:
- Assume stablized inventory on-hand of 2 years Inventory Requirement: 514 $
2013 - 2016
Balance at beginning of 2013
1
604 $
Spending less than product cost (90)
Balance  desired at end of 2016 514 $
1
Includes finished goods of $484M and work-in-progress of $120M at the beginning of 2013 (excludes land and infrastructure)

Strategic Initiatives

Improve Development Margin:
Rationalize Organizational Structure and Costs
Growth:
• New Timeshare Properties / Sales Distributions
• New Timeshare Business Opportunities
Sell Excess Land and Luxury Inventory
• Marketing and Sales
• Cost of Vacation Ownership Products

17 Appendix

Normalized Adjusted Free Cash Flow **
- 2012
**  See Non-GAAP Financial Measures.
18
($ in millions) 2012 2012
Actual Adjustments Normalized **
Adjusted net income **                                          50 $             50 $
Adjustments to reconcile Adjusted net income to net cash
provided by operating activities:
Adjustments for non-cash items  ¹
77 77
Deferred income taxes (50) 50 $
4
-
Net change in assets and liabilities:
Notes receivable originations (262) (262)
Notes receivable collections
311
311
Inventory 68 (68)
5
-
Liability for Marriott Rewards customer loyalty program (64) 64
6
-
Organizational and separation related and litigation charges (57) 57
7
-
Other working capital changes 90 (105)
8
(15)
Net cash provided by operating activities                       163 (2) 161
Capital expenditures for property and equipment:
Organizational and separation related capital expenditures (2) 2
7
-
Other (15) (15)
Increase in restricted cash 12 12
Free cash flow **                                                158 - 158
Borrowings from securitization transactions                     238 238
Repayment of debt related to securitizations                    (411) (411)
Subtotal (173) - (173)
Adjusted free cash flow **                                      (15) - (15)
Borrowings available from the securitization of sellable vacation 109 109 ownership notes receivable through the Warehouse Credit Facility ²
Litigation settlement  ³
38 (38) -
Adjusted free cash flow, as adjusted ** (excluding Litigation settlement) 132 $          (38) $                94 $
1
Includes depreciation, amortization of debt issuance costs, provision for loan losses, excess tax benefit on share-based compensation, share-based compensation, gain/loss on disposals, equity method loss, and impairment reversals on equity investment.
2
Represents cash available to Marriott Vacations Worldwide to the extent the company securitized sellable vacation ownership notes receivable through the Warehouse Credit Facility at year end.
3
Represents cash outflow not reflected in previous guidance.
4
Represents higher cash taxes resulting from the tax benefits remaining with Marriott International as part of the Spin-off.
5
Represents adjustment to align real estate inventory spending with real estate inventory costs (i.e., product costs).
6
Represents payment for Marriott Rewards Points issued prior to the Spin-off.  Liability to be fully paid in 2016.
7
Represents costs associated with MVW's organizational and separation related efforts (efforts projected to be completed in 2014) as well as a litigation cash settlement paid in 2012.
8
Represents elimination of one-time cash inflows mainly associated with the Spin-off (e.g., health and welfare plans, 401k plan, timing of other payments, etc.).

MARRIOTT VACATIONS WORLDWIDE CONFIDENTIAL AND PROPRIETARY INFORMATION

In this presentation we report certain financial measures that are not prescribed or authorized by United States generally accepted accounting principles (“GAAP”).  We discuss management’s reasons for reporting these non-GAAP financial measures below, and reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we refer to (identified by a double asterisk
("**") in this presentation). Although management evaluates and presents these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income, earnings per share or any other comparable operating measure prescribed by GAAP.  In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.
Adjusted Net Income and Adjusted Pro Forma Net Income.
Management evaluates non-GAAP financial measures that (1) exclude charges incurred in the 16 weeks and 52 weeks ended December 28, 2012 and December 30, 2011, including non-cash impairment charges and other charges, (2) exclude the gain on the disposition of a Luxury segment golf course and related assets in the 16 weeks and
52 weeks ended December 28, 2012, and (3) include pro forma adjustments for the 16 weeks and 52 weeks ended December 30, 2011 to reflect results as if the company were a stand alone public company in such period, because those non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of material charges and the gain on the disposition of
Luxury segment assets.  These adjustments are itemized below and on the following pages.  These non-GAAP financial measures also facilitate management’s comparison of results from our on-going operations before material charges and the gain on the disposition of
Luxury segment assets with results from other vacation ownership companies.
Other Charges - 16 weeks and 52 weeks ended December 28, 2012.
In our 16 weeks ended December 28, 2012 Statements of
Operations, we recorded $52 million of pre-tax charges comprised of $39 million for a legal settlement related to a project in our Luxury segment under the "Litigation settlement" caption, $7 million of organizational and separation related costs under the "Organizational and separation related" caption, $4 million related to closing off-site sales locations in our Asia Pacific segment under the "Marketing and sales"
caption, $1 million of severance in our Europe segment under the "Marketing and sales" caption, and $1 million of costs associated with removing the Ritz-Carlton brand from one of our properties in the Luxury segment under the "Resort management and other services"
caption.  In our 52 weeks ended December 28, 2012 Statements of Operations, we recorded $64 million of pre-tax charges comprised of
$41 million for a legal settlement related to a project in our Luxury segment under the "Litigation settlement" caption, $16 million of organizational and separation related costs under the "Organizational and separation related" caption, $4 million related to closing off-site sales locations in our Asia Pacific segment under the "Marketing and sales" caption, $1 million of severance in our Luxury segment under the "Marketing and sales" caption, $1 million of severance in our Europe segment under the "Marketing and sales" caption, and $1 million of costs associated with removing the Ritz-Carlton brand from one of our properties in the Luxury segment under the "Resort management and other services" caption.
Non-GAAP Financial Measures

MARRIOTT VACATIONS WORLDWIDE CONFIDENTIAL AND PROPRIETARY INFORMATION

Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Pro Forma Net Income (continued)
Operations, we recorded $10 million of pre-tax charges comprised of $4 million of spin-off related charges under the "General and administrative" caption, $3 million of severance costs ($1 million under the "Marketing and sales" caption and $2 million under the
"General and administrative" caption), and $3 million of legal related charges under the "Marketing and sales" caption.  In our 52 weeks ended December 30, 2011 Statements of Operations, we recorded $18 million of pre-tax charges comprised of $5 million of severance costs ($3 million under the "Marketing and sales" caption and $2 million under the "General and administrative" caption), $4 million of spin-off related charges under the "General and administrative" caption, $3 million of costs related to ADA compliance and Hurricane
Irene damage at a resort in the Bahamas under the "Cost of vacation ownership products" caption, $3 million for a legal settlement related to a project in our Luxury segment under the "Litigation settlement" caption, and $3 million of legal related charges under the
"Marketing and sales" caption.
2012 Statements of Operations, we did not record any non-cash impairment charges.  In our 52 weeks ended December 28, 2012
Statements of Operations, we reversed  $2 million related to our previously recorded impairment of an equity investment in a Luxury segment vacation ownership joint venture project, because the actual costs incurred to suspend the marketing and sales operations were lower than previously estimated, under the "Impairment reversals on equity investment" caption.

2011 Statements of Operations, we did not record any non-cash impairment charges.  In preparation for the spin-off from Marriott
International, management assessed the intended use of excess undeveloped land and built inventory and the current market conditions for those assets. During 2011, management approved a plan to accelerate cash flow through the monetization of certain excess undeveloped land in the United States, Mexico, and the Bahamas and to accelerate sales of excess built Luxury fractional and residential inventory. As a result, in accordance with the guidance for accounting for the impairment or disposal of long-lived assets, because the nominal cash flows from the planned land sales and the estimated fair values of the land and excess built Luxury inventory were less than their respective carrying values, we recorded a pre-tax non-cash impairment charge of $324 million in our 36 weeks ended September 9, 2011 Statements of Operations under the “Impairment” caption.  Additionally, in our 36 weeks ended September 9,
2011 Statements of Operations, under the "Impairment reversals on equity investment" caption, we reversed nearly $4 million of a more than $16 million funding liability we originally recorded in 2009 related to a Luxury segment vacation ownership joint venture project, based on facts and circumstances surrounding the project, including favorable resolution of certain construction related claims and contingent obligations to refund certain deposits relating to sales that have subsequently closed.
Other Charges - 16 weeks and 52 weeks ended December 30, 2011.
In our 16 weeks ended December 30, 2011 Statements of
Non-cash Impairment Charges - 16 weeks and 52 weeks ended December 28, 2012.
In our 16 weeks ended December 28,
Non-cash Impairment Charges - 16 weeks and 52 weeks ended December 30, 2011.
In our 16 weeks ended December 30,

MARRIOTT VACATIONS WORLDWIDE CONFIDENTIAL AND PROPRIETARY INFORMATION

Non-GAAP Financial Measures
Adjusted Net Income and Adjusted Pro Forma Net Income (continued)
associated with the sale of the golf course, clubhouse and spa formally known as The Ritz-Carlton Golf Club and Spa, Jupiter in our
Luxury segment under the "Gains and other income" caption.
Statements of Operations, we included $18 million of pre-tax pro forma adjustments comprised of $15 million of royalty fees, $2 million of interest expense and $1 million of dividends on mandatorily redeemable preferred stock of a consolidated subsidiary.  In our 52 weeks ended December 30, 2011 Statements of Operations, we included $71 million of pre-tax pro forma adjustments comprised of $58 million of royalty fees, $9 million of interest expense and $4 million of dividends on mandatorily redeemable preferred stock of a consolidated subsidiary.
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance.  Our Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to both the Cost of vacation ownership products expense and the Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and includes adjustments for other charges itemized in our Adjusted Net Income and Adjusted Pro Forma Net Income non-GAAP financial measures explanation above.
We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our ongoing core operations before the impact of revenue reportability and other charges on our Development margin.
or authorized by GAAP, reflects earnings excluding the impact of interest expense, provision for income taxes, depreciation and amortization. We consider EBITDA to be an indicator of operating performance, and we use it to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA, as do analysts, lenders, investors and others, because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA also excludes depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets.
These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies.
Gain on the disposition of a Luxury segment golf course and related assets - 16 weeks and 52 weeks ended December 28,
2012.
In our 16 weeks and 52 weeks ended December 28, 2012 Statements of Operations, we recorded a net $8 million gain
Pro Forma Adjustments - 16 weeks and 52 weeks ended December 30, 2011.
In our 16 weeks ended December 30, 2011
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses).
Management also evaluates
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA").
EBITDA, a financial measure which is not prescribed

MARRIOTT VACATIONS WORLDWIDE CONFIDENTIAL AND PROPRIETARY INFORMATION

Adjusted EBITDA.
We also evaluate Adjusted EBITDA, another non-GAAP financial measure, as an indicator of performance. Our Adjusted
EBITDA excludes the impact of non-cash impairment charges or reversals and restructuring charges and includes the impact of interest expense associated with the debt from the Warehouse Credit Facility and from the securitization of our vacation ownership notes receivable in the term
ABS market, which together we refer to as consumer financing interest expense. We deduct consumer financing interest expense in determining
Adjusted EBITDA since the debt is secured by vacation ownership notes receivable that have been sold to bankruptcy remote special purpose entities and is generally non-recourse to us. We evaluate Adjusted EBITDA, which adjusts for these items, to allow for period-over-period comparisons of our ongoing core operations before material charges. Adjusted EBITDA is also useful in measuring our ability to service our non-
securitized debt. Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our ongoing operations with results from other vacation ownership companies.
Adjusted EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted.
Management also evaluates Adjusted EBITDA as adjusted
and Adjusted Pro Forma EBITDA as adjusted, which reflect adjustments for other charges incurred in the 16 weeks and 52 weeks ended
December 28, 2012 and December 30, 2011, as well as the gain on the disposition of a Luxury segment golf course and related assets in the 16 weeks and 52 weeks ended December 28, 2012, and include pro forma adjustments for the 16 weeks and 52 weeks ended December 30, 2011, as itemized in our Adjusted Net Income and Adjusted Pro Forma Net Income non-GAAP financial measures explanation.  We evaluate Adjusted
EBITDA as adjusted and Adjusted Pro Forma EBITDA as adjusted as indicators of operating performance because they allow for period-over-
period comparisons of our ongoing core operations before the impact of material charges and the gain on the disposition of Luxury segment assets, and reflect results as if we were a stand alone public company in each period.
Non-GAAP Financial Measures

MARRIOTT VACATIONS WORLDWIDE CONFIDENTIAL AND PROPRIETARY INFORMATION

Non-GAAP Financial Measures
Free Cash Flow.
Adjusted Free Cash Flow.
Normalized Adjusted Free Cash Flow.
                               Management also evaluates Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment and changes in restricted cash.  Management considers Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet.  Analysis of Free Cash Flow also facilitates management's comparison of the Company's results to its competitors' results.
                                                Management also evaluates Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations.
Management considers Adjusted Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet.  Analysis of Adjusted Free Cash Flow also facilitates management's comparison of the Company's results to its competitors' results.
                                                                   Management also evaluates Normalized Adjusted Free Cash Flow as a liquidity measure that provides useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, the borrowing and repayment activity related to our securitizations, and adjustments to remove the impact of cash flow items not expected to occur on a regular basis.  Adjustments in
2012 and 2013 eliminate the impact of excess cash taxes, payments of Marriott Rewards Points issued prior to the Spin-off, payments for organizational and separation related efforts, litigation cash settlements and other working capital changes.
Adjustments in 2012 also eliminate the benefit of lower real estate inventory spending. Management considers Normalized Adjusted
Free Cash Flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including making acquisitions and strengthening the balance sheet.  Analysis of Normalized Adjusted Free Cash Flow also facilitates management's comparison of the Company's results to its competitors' results.

Financing Revenue, Net of Financing Expenses and Consumer Financing Interest
Expense.
Financing revenue, net of financing
expenses and consumer financing interest expense includes interest income earned on vacation ownership notes receivable as well as fees earned from servicing the existing loan portfolio, net of direct costs to support the financing, servicing and securitization processes, as well as consumer financing interest expense.  We believe it is a meaningful measure as it highlights the overall profitability of our financing business.
Total Revenues Excluding Cost Reimbursements.
Cost reimbursements revenue includes direct and indirect costs that property owners'
associations and joint ventures we participate in reimburse to us, and relates, predominantly, to payroll costs where we are the employer. As we record cost reimbursements based upon costs incurred with no added markup, this revenue and related expense has no impact on net income attributable to us because cost reimbursements revenue net of reimbursed costs expense is zero.  We consider total revenues excluding cost reimbursements to be a meaningful metric as it represents that portion of revenue that impacts net income attributable to us.
24
Non-GAAP Financial Measures
($ in millions) 2010 2011 2012
Financing revenue 188 $            169 $            151 $
Less: financing expenses (26)                 (28)                 (26)
Less: consumer financing interest expense ¹
(63)                 (50)                 (41)
Financing revenue, net of financing expenses
      and consumer financing interest expense** 99 $               91 $               84 $
**
Denotes non-GAAP financial measures.
1
Consumer financing interest expense includes pro forma adjustments of $7 million and $3 million for 2010 and 2011, respectively.
($ in millions)
2012
Total revenues 1,648 $
Less: cost reimbursements (362)
Total revenues excluding cost reimbursements** 1,286 $
**
Denotes non-GAAP financial measures.

Non-GAAP Financial Measures –
Consolidated
Adjusted Development Margin (Adjusted Sale of Vacation
Ownership Products Net of Expenses)
25
52 Weeks Ended
($ in millions) December 28, 2012 December 30, 2011
Gross company-owned contract sales
1
688 $                       658 $
Revenue recognition adjustments:
Reportability
2
(6) 25
Sales Reserve
3
(42) (36)
Other (13) (13)
Sale of vacation ownership products 627 $                       634 $
1   Gross company-owned contract sales excludes sales generated under a marketing sales arrangement with a joint venture and cancellation reversals.
2 Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
3
Represents additional reserve for current year financed vacation ownership product sales, which we also refer to as sales reserve.
4
Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenues.
CONSOLIDATED ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)**
Revenue Revenue
($ in millions) As Reported Recognition As Adjusted As Reported Recognition As Adjusted
52 Weeks Ended Other Reportability 52 Weeks Ended 52 Weeks Ended Other Reportability 52 Weeks Ended
December 28, 2012 Charges Adjustment December 28, 2012 ** December 30, 2011 Charges Adjustment December 30, 2011 **
Sale of vacation ownership products 627 $                        - $           6 $                633 $                        634 $                        - $           (25) $           609 $
Less:
Cost of vacation ownership products 205 - 2 207 242 (3) (9) 230
Marketing and sales 330 (6) - 324 342 (6) (3) 333
Development margin 92 $                          6 $           4 $                102 $                        50 $                          9 $           (13) $           46 $
Development margin percentage
1
14.8% 16.1% 8.0% 7.4%
**  Denotes non-GAAP financial measures.
Note: We have reclassified certain prior year amounts to conform to our 2012 presentation.
1
Development margin percentage represents Development margin divided by Sale of vacation ownership products.  Development margin percentage is calculated using whole dollars.
CONSOLIDATED GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

Non-GAAP Financial Measures —
North America
Adjusted Development Margin (Adjusted Sale of Vacation
Ownership Products Net of Expenses)
($ in millions) 52 Weeks Ended
December 28, 2012 December 30, 2011
Gross company-owned contract sales 578 $                            514 $
Revenue recognition adjustments:
Reportability ¹
(4) 20
Sales Reserve ²
(32) (37)
Other ³
(13) (13)
Sale of vacation ownership products 529 $                            484 $
1
Adjustment for lack of required downpayment, contract sales in rescission period, or percentage completion accounting on company-owned contract sales.
2
Represents additional reserve for current year financed vacation ownership product sales, which we also refer to as sales reserve.
3
Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenues.
NORTH AMERICA ADJUSTED DEVELOPMENT MARGIN (ADJUSTED SALE OF VACATION OWNERSHIP PRODUCTS NET OF EXPENSES)
Revenue Revenue
($ in millions) As Reported Recognition As Adjusted As Reported Recognition As Adjusted
52 Weeks Ended Reportability 52 Weeks Ended 52 Weeks Ended Other Reportability 52 Weeks Ended
December 28, 2012 Adjustment December 28, 2012 ** December 30, 2011 Charges Adjustment December 30, 2011 **
Sale of vacation ownership products 529 $                             4 $                 533 $                             484 $                             - $               (20) $              464 $
Less:
Cost of vacation ownership products 173 2 175 190 (1) (8) 181
Marketing and sales 254 - 254 248 (2) (2) 244
Development margin 102 $                             2 $                 104 $                             46 $                               3 $              (10) $              39 $
Development margin percentage
1
19.3% 19.6% 9.5% 8.3%
**  Denotes non-GAAP financial measures.
1
Development margin percentage represents Development margin divided by Sale of vacation ownership products.  Development margin percentage is calculated using whole dollars.
NORTH AMERICA GROSS COMPANY-OWNED CONTRACT SALES TO SALE OF VACATION OWNERSHIP PRODUCTS

Non-GAAP Financial Measures –
2012
Adjusted Net Income and 2011 Adjusted Pro Forma Net
Income
As Adjusted
As Reported As Adjusted As Reported Pro-Forma
($ in millions) 52 Weeks Ended Other 52 Weeks Ended 52 Weeks Ended Other 52 Weeks Ended
December 28, 2012 Charges December 28, 2012 ** December 30, 2011 Charges Pro-Forma December 30, 2011 **
Revenues
Sale of vacation ownership products                627 $                                - $          627 $                                634 $                                - $          - $                634 $
Resort management and other services             253 - 253 238 - - 238
Financing                                                                  151 - 151 169 - - 169
Rental                                                                        225 - 225 212 - - 212
Other                                                                         30 - 30 29 - - 29
Cost reimbursements                                             362 - 362 331 - - 331
Total revenues                                     1,648 - 1,648 1,613 - - 1,613
Expenses
Cost of vacation ownership products               205 - 205 242 (3) - 239
Marketing and sales                                              330 (6) 324 342 (6) - 336
Resort management and other services             199 (1) 198 198 - - 198
Financing                                                                  26 - 26 28 - - 28
Rental                                                                        225 - 225 220 - - 220
Other                                                                         14 - 14 13 - - 13
General and administrative                                  86 - 86 81 (6) - 75
Organizational and separation related 16 (16) - - - - -
Litigation settlement 41 (41) - 3 (3) - -
Interest                                                                      58 - 58 47 - 13 60
Royalty fee                                                              61 - 61 4 - 58 62
Impairment                                                                - - - 324 (324) - -
Cost reimbursements                                             362 - 362 331 - - 331
Total expenses                                     1,623 (64) 1,559 1,833 (342) 71 1,562
Gains and other income                                             9 (8) 1 2 - - 2
Equity in earnings 1 - 1 - - - -
Impairment reversals on equity investment          2 (2) - 4 (4) - -
Income (loss) before income taxes    37 54 91 (214) 338 (71) 53
(Provision) benefit for income taxes                       (21) (20) (41) 36 (96) 27 (33)
Net income (loss)                                                        16 $                                  34 $       50 $                                  (178) $                               242 $     (44) $           20 $
Total Contract Sales Total Contract Sales Gross Contract Sales
52 Weeks Ended 52 Weeks Ended Cancellation 52 Weeks Ended
December 28, 2012 December 30, 2011 Reversal December 30, 2011
Contract sales                                                688 $                                680 $                                (4) $        676 $
**  Denotes non-GAAP financial measures.

Non-GAAP Financial Measures –
2012 and
2011 EBITDA, Adjusted EBITDA, and Adjusted Pro
Forma EBITDA as adjusted
As Adjusted
As Reported As Adjusted As Reported Pro-Forma
($'s in millions) 52 Weeks Ended Other 52 Weeks Ended 52 Weeks Ended Other 52 Weeks Ended
December 28, 2012 Charges December 28, 2012 ** December 30, 2011 Charges Pro-Forma December 30, 2011 **
Net income                                  16 $                           34 $       50 $                            (178) $                        242 $     (44) $        20 $
Interest expense                                  58 - 58 47 - 13 60
Tax provision                                  21 20 41 (36) 96 (27) 33
Depreciation and amortization                          30 - 30 33 - - 33
EBITDA **                                      125 54 179 (134) 338 (58) 146
Impairment charges:
Impairments                                                       - - - 324 (324) - -
Impairment reversals on equity investment (2) 2 - (4) 4 - -
Consumer financing interest expense              (41) - (41) (47) - (3) (50)
Adjusted EBITDA**                     82 $                           56 $       138 $                          139 $                         18 $       (61) $        96 $
**  Denotes non-GAAP financial measures.

Non-GAAP Financial Measures –
2013 Outlook
(EBITDA and Adjusted EBITDA)
($ in millions)
Fiscal Year 2013
(low)
Fiscal Year 2013
(high)
Adjusted net income                                                                 66 $                        74 $
Interest expense                                                                     43                           45
Tax provision                                                                     51                           58
Depreciation and amortization                                                 23                           23
EBITDA, as adjusted**                                                183 $                      200 $
Consumer financing interest expense                                    (33)                          (35)
Adjusted EBITDA, as adjusted**                             150 $                      165 $
**  Denotes non-GAAP financial measures.
2013 EBITDA and ADJUSTED EBITDA OUTLOOK